Fair Value Measurements	8 Months Ended
Sep. 30, 2025
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 9 — Fair Value Measurements

At September 30, 2025, the Company’s marketable securities held in the Trust Account were valued at $203,677,270. The marketable securities held in the Trust Account must be recorded on the balance sheet at fair value and are subject to remeasurement at each balance sheet date. With each remeasurement, the valuations will be adjusted to fair value, with the change in fair value recognized in the Company’s statement of operations.

The following table presents the fair value information, as of September 30, 2025, of the Company’s financial assets that were accounted for at fair value on a recurring basis and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. The Company’s marketable securities held in the Trust Account are based on dividend and interest income and market fluctuations in the value of invested marketable securities, which are considered observable. The fair value of the marketable securities held in trust is classified within Level 1 of the fair value hierarchy.

The following table sets forth by level within the fair value hierarchy the Company’s assets and liabilities that were accounted for at fair value on a recurring basis:

	(Level 1)	(Level 2)	(Level 3)
As of September 30, 2025
Assets:
Treasury Trust Funds held in Trust Account	$203,677,270	$—	$—

The fair value of the Public Rights is $4,361,306, or $0.23 per Public Rights as of June 16, 2025, the date of the consummation of the Initial Public Offering. The Public Rights have been classified within shareholders’ equity and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the valuation of the Public Rights:

June 16, 2025
Implied ordinary share price	$9.77
Probability of acquisition	60%
Calculated value per Public Right	$0.23